The American Funds Income Series
                333 S. Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:


Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $29,180
------------------ --------------------------------
------------------ --------------------------------
Class B            $2,648
------------------ --------------------------------
------------------ --------------------------------
Class C            $1,449
------------------ --------------------------------
------------------ --------------------------------
Class F            $626
------------------ --------------------------------
------------------ --------------------------------
Total              $33,903
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $533
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $153
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $252
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $38
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $17
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $28
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $889
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $1,131
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $148
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $129
------------------ --------------------------------
------------------ --------------------------------
Total              $3,318
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.2167
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.1689
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.1649
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.2163
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.2136
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1571
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1579
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.1926
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.2093
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.1658
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.1683
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.1939
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.2182
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2387
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            131,478
------------------ ----------------------------------
------------------ ----------------------------------
Class B            15,202
------------------ ----------------------------------
------------------ ----------------------------------
Class C            8,664
------------------ ----------------------------------
------------------ ----------------------------------
Class F            3,302
------------------ ----------------------------------
------------------ ----------------------------------
Total              158,646
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        2,558
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        982
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,613
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        208
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        88
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          188
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          5,591
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          6,237
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          801
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          518
------------------ ----------------------------------
------------------ ----------------------------------
Total              18,784
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $13.61
----------------------- -------------------------
----------------------- -------------------------
Class B                 $13.61
----------------------- -------------------------
----------------------- -------------------------
Class C                 $13.61
----------------------- -------------------------
----------------------- -------------------------
Class F                 $13.61
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $13.61
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $13.61
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $13.61
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $13.61
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $13.61
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $13.61
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $13.61
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $13.61
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $13.61
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $13.61
----------------------- -------------------------